Smith Barney
Massachusetts
Municipals Fund

ANNUAL REPORT

November 30, 1999

[LOGO] Smith Barney Mutual Funds

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE


Smith Barney
Massachusetts
Municipals Fund

                              [PHOTO]              [PHOTO]

                              HEATH B.             PETER M.
                              MCLENDON             COFFEY

                              Chairman             Vice President and
                                                   Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Massachusetts Municipals Fund ("Fund") for the year ended November 30, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the year ended November 30, 1999, the Class A shares of the Fund returned negative 4.73%, without sales charges, as compared to the negative 1.07% for the Lehman Brothers Municipal Bond Index. (Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.) During the period covered by this report, the Fund distributed income dividends totaling $0.62 per Class A share. For additional performance information on the Fund's other share classes, please refer to pages 4 and 5.

Market and Economic Overview

The reporting period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Meanwhile, the Federal Reserve Board ("Fed") reversed its three short-term interest rate cuts during late 1998, with three 25-basis-point (100 basis points are equal to one percent) increases on June 30, August 24 and November 16, 1999, respectively.

Against this backdrop, yields on long-term municipal bonds have increased in recent months. With long-term municipal yields close to 6% and the yield curve steep, we believe extending our average weighted maturity may be a prudent investment strategy. (The yield curve shows the difference between short- and long-term rates. Average weighted maturity is the weighted average of the dates on which the principal is required to be repaid.)


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    1

Since the most recent peak in late June, the yield on current coupon long-term U.S. Treasury bonds is up roughly 20 basis points. (A basis point is the smallest measurement in quoting yields, equal to 1/100 of one percent or 0.01%.) For the same period, the yield on long-term municipals was up more than 50 basis points. Taking a slightly longer view, long-term municipal yields are up nearly 90 basis points from their lows in late January 1999. As a result, we believe the outlook for long-term municipal yields is now more promising than it has been recently.

The bond market has had many reasons to trade lower, and has resisted them. The decline of the U.S. dollar against the Japanese yen has had a negative impact on the bond markets during the period. However, because the U.S. dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or higher domestic inflation. Similarly, the recent rise in oil prices has not yet translated into higher bond yields because inflation appears to be well contained. The same holds true for the recent surge in gold prices, which we do not view as a possible sign of either higher inflation or higher bond yields.

Massachusetts Economic Highlights

Massachusetts' economy continues to be one of the nation's most prosperous, due in a large part to its fiscal stability, diversified economy, balanced budgets and an improving business climate. The Bay State's economy has evolved from one dominated by defense and computer hardware to one featuring more knowledge-intensive services. The State's transformation has resulted in strong job growth in high paying industries, more mobility for skilled workers and greater competitiveness. Massachusetts' current 3.3% unemployment rate is lower than the national average and lowest among industrial states. Also, Massachusetts has the third highest level of personal per-capita income, which is 23% higher than the U.S. average.

We believe that the Commonwealth's economy is healthy and in a strong position to continue to excel in the 21st century. As a result, Massachusetts' general obligation debt has received consistently high ratings from the major credit agencies.

Investment Strategy

The Fund's investment strategy is to seek to provide Massachusetts investors with as high a level of dividend income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and the preservation of capital.1 In addition, we strive to maintain a high-quality portfolio. As of November 30, 1999, over 86% of the Fund's holdings were rated investment grade or better, of which approximately 45% were rated triple-A by


---------
1 Please note that a portion of the Fund's income is subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
2                                            1999 Annual Report to Shareholders

either Standard & Poor's Ratings Service or Moody's Investors Service, Inc. At the end of the reporting period, the Fund's average weighted maturity was roughly 21 years. In addition, as of November 30, 1999, the Fund's top three sectors were hospital bonds (22.2%), general obligations (15.9%) and industrial development bonds (12.9%).

Municipal Bond Market Outlook

In our view, the U.S. economy appears to be in a tug-of-war. On the one hand, inflation seems to be subdued. On the other hand, most economic observers -- including most Fed officials -- want the U.S. economy to slow down from its current 4% annual growth rate to prevent a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, non-inflationary growth.

The recent rise in interest rates has currently created several buying opportunities that should enable us to maintain a competitive level of tax-exempt income for our shareholders. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds.

However, municipal bonds could become a scarce commodity as January 1, 2000 nears. Amid recent heavy issuance, municipal securities have become so plentiful that many prices have declined to yearly lows. This increased volume has resulted in lower prices and higher yields.

In our opinion, the bolstered yields resulting from Y2K concerns and supply pressures are reaching levels that make municipal issues good investment opportunities. We also believe that yields have peaked, and that the best investment opportunities going forward may be in spread products such as municipal issues.

Thank you for investing in the Smith Barney Massachusetts Municipals Fund. We look forward to helping you pursue your investment goals in the new century.

Sincerely,


/s/ Heath B. McLendon    /s/ Peter M. Coffey


Heath B. McLendon        Peter M. Coffey
Chairman                 Vice President
                         and Investment Officer


December 6, 1999


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain     Return      Total
Year Ended             of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
11/30/99               $13.32     $12.09    $0.62        $0.00         $0.00      (4.73)%
------------------------------------------------------------------------------------------
11/30/98                13.18      13.32     0.65         0.20          0.00       7.66
------------------------------------------------------------------------------------------
11/30/97                12.99      13.18     0.67         0.12          0.00       7.85
------------------------------------------------------------------------------------------
11/30/96                12.96      12.99     0.67         0.00          0.00       5.65
------------------------------------------------------------------------------------------
11/30/95                11.35      12.96     0.69         0.00          0.00      20.73
------------------------------------------------------------------------------------------
11/30/94                13.26      11.35     0.70         0.06          0.00      (9.07)
------------------------------------------------------------------------------------------
11/30/93                12.63      13.26     0.74         0.07          0.00      11.74
------------------------------------------------------------------------------------------
11/30/92                12.28      12.63     0.77         0.04          0.04      10.06
------------------------------------------------------------------------------------------
11/30/91                11.81      12.28     0.84         0.00          0.01      11.57
------------------------------------------------------------------------------------------
11/30/90                12.11      11.81     0.85         0.02          0.00       4.93
==========================================================================================
Total                                       $7.20        $0.51         $0.05
==========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain     Return      Total
Year Ended             of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
11/30/99               $13.30     $12.08    $0.55        $0.00         $0.00      (5.18)%
------------------------------------------------------------------------------------------
11/30/98                13.17      13.30     0.58         0.20          0.00       7.05
------------------------------------------------------------------------------------------
11/30/97                12.99      13.17     0.61         0.12          0.00       7.25
------------------------------------------------------------------------------------------
11/30/96                12.96      12.99     0.61         0.00          0.00       5.14
------------------------------------------------------------------------------------------
11/30/95                11.35      12.96     0.63         0.00          0.00      20.15
------------------------------------------------------------------------------------------
11/30/94                13.26      11.35     0.64         0.06          0.00      (9.50)
------------------------------------------------------------------------------------------
11/30/93                12.63      13.26     0.68         0.07          0.00      11.09
------------------------------------------------------------------------------------------
Inception* - 11/30/92   12.52      12.63     0.05         0.00          0.00       1.29+
==========================================================================================
Total                                       $4.35        $0.45         $0.00
==========================================================================================


--------------------------------------------------------------------------------
4                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                        Net Asset Value
                      ------------------
                      Beginning    End     Income    Capital Gain     Return      Total
Year Ended             of Year   of Year  Dividends  Distributions  of Capital  Returns(1)
==========================================================================================
11/30/99               $13.30     $12.07    $0.55        $0.00         $0.00      (5.28)%
------------------------------------------------------------------------------------------
11/30/98                13.16      13.30     0.58         0.20          0.00       7.11
------------------------------------------------------------------------------------------
11/30/97                12.98      13.16     0.60         0.12          0.00       7.21
------------------------------------------------------------------------------------------
11/30/96                12.95      12.98     0.60         0.00          0.00       5.09
------------------------------------------------------------------------------------------
11/30/95                11.35      12.95     0.63         0.00          0.00      20.04
------------------------------------------------------------------------------------------
Inception* - 11/30/94   11.34      11.35     0.04         0.00          0.00       0.40+
==========================================================================================
Total                                       $3.00        $0.32         $0.00
==========================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
                                        -----------------------------
                                        Class A    Class B    Class L
======================================================================
Year Ended 11/30/99                     (4.73)%    (5.18)%    (5.28)%
----------------------------------------------------------------------
Five Years Ended 11/30/99                7.13       6.58       6.53
----------------------------------------------------------------------
Ten Years Ended 11/30/99                 6.33        N/A        N/A
----------------------------------------------------------------------
Inception* through 11/30/99              7.10       4.88       6.54
======================================================================
                                            With Sales Charges(2)
                                        -----------------------------
                                        Class A    Class B    Class L
======================================================================
Year Ended 11/30/99                     (8.58)%    (9.27)%    (7.10)%
----------------------------------------------------------------------
Five Years Ended 11/30/99                6.26       6.42       6.33
----------------------------------------------------------------------
Ten Years Ended 11/30/99                 5.90        N/A        N/A
----------------------------------------------------------------------
Inception* through 11/30/99              6.73       4.88       6.34
======================================================================


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    5

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (11/30/89 through 11/30/99)                       84.70%
--------------------------------------------------------------------------------
Class B (Inception* through 11/30/99)                     40.05
--------------------------------------------------------------------------------
Class L (Inception* through 11/30/99)                     37.78
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are December 21, 1987, November 6, 1992 and November 10, 1994, respectively.


--------------------------------------------------------------------------------
6                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                  Growth of $10,000 Invested in Class A Shares
              of the Smith Barney Massachusetts Municipals Fund vs.
                    Lehman Brothers Municipal Bond Index and
                  Lipper Massachusetts Municipal Fund Average+
--------------------------------------------------------------------------------
                         November 1989 -- November 1999


          Smith Barney        Lehman Brothers     Lipper Massachusetts
          Massachusetts       Municipal Bond      Municipal Fund
          Municipals Fund     Index               Average

Nov-89           9604           10000                  10000
May-90                          10273                  10201
Nov-90          10077           10770                  10592
May-91                          11309                  11155
Nov-91          11243           11875                  11725
May-92                          12419                  12309
Nov-92          12373           13066                  12928
May-93                          13905                  13824
Nov-93          13826           14514                  14438
May-94                          14249                  14057
Nov-94          12572           13753                  13409
May-95                          15547                  15192
Nov-95          15178           16353                  15886
May-96                          16258                  15731
Nov-96          16036           17313                  16682
May-97                          17604                  16918
Nov-97          17294           18554                  17781
May-98                          19556                  18319
Nov-98          18620           20307                  18909
May-99          19257           20472                  18934
Nov-99          17738           20091                  18241



+ Hypothetical illustration of $10,000 invested in Class A shares at November 30, 1989, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through November 30, 1999. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Massachusetts Municipal Fund Average is composed of the Fund's peer group of mutual funds (57 funds as of November 30, 1999). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    7

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                               November 30, 1999
--------------------------------------------------------------------------------

Industry Breakdown

                                  [PIE CHART]

6.8% Transportation                           3.9% Pollution Control
12.9% Industrial Development                15.9% General Obligation
10.4% Education                                   3.4% Water & Sewer
7.2% Life Care Systems                    3.4% Housing: Multi-Family
5.7% Miscellaneous                       5.8% Housing: Single-Family
2.4% Escrowed to Maturity                            22.2% Hospitals



Summary of Investments by Combined Ratings

                               Standard &    Percentage of
Moody's       and/or             Poor's    Total Investments
-------------------------------------------------------------
Aaa                               AAA             44.7%
Aa                                AA              13.4
A                                 A               17.5
Baa                               BBB             11.0
Ba                                BB               3.9
NR                                NR               9.5
                                                 ------
                                                 100.0%
                                                 ======

--------------------------------------------------------------------------------
8                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        November 30, 1999
--------------------------------------------------------------------------------


 FACE
AMOUNT      RATING(a)                 SECURITY                                     VALUE
==========================================================================================
MUNICIPAL BONDS AND NOTES -- 100%
Education -- 10.4%
$ 120,000   A       Massachusetts Educational Loan Authority, Issue D,
                      Series A, 7.650% due 1/1/07(b)                           $   121,392
3,000,000   Aaa*    Massachusetts State College Building Authority Project
                      Revenue, MBIA-Insured, zero coupon due 5/1/22                787,500
                    Massachusetts State Health & Educational Facilities
                      Authority Revenue:
                        Massachusetts Institute of Technology:
1,000,000   AAA           Series I-1, 5.200% due 1/1/28                            902,500
1,000,000   AAA           Series I-2, 4.750% due 1/1/28                            825,000
1,000,000   AAA         University of Massachusetts, Series A,
                          AMBAC-Insured, 5.000% due 7/1/18                         898,750
                    Massachusetts State Industrial Finance Agency Revenue:
1,000,000   BBB-      Dana Hall School Issue, 5.900% due 7/1/27                    920,000
  500,000   AAA       Southeastern Massachusetts University, Series A,
                        AMBAC-Insured, 5.900% due 5/1/12                           524,375
1,595,000   AAA       University Commons Nursing, Series A, FHA-Insured,
                        6.550% due 8/1/18                                        1,654,813
------------------------------------------------------------------------------------------
                                                                                 6,634,330
------------------------------------------------------------------------------------------
Escrowed to Maturity(c) -- 2.4%
1,215,000   AAA     Boston Water & Sewer Community Revenue,
                      10.875% due 1/1/09                                         1,564,312
------------------------------------------------------------------------------------------
General Obligation -- 15.9%
  250,000   A       Brockton Utility GO, 6.125% due 6/15/18                        251,563
1,000,000   AAA     Fitchburg GO, MBIA-Insured, 4.500% due 2/15/19                 828,750
  250,000   AAA     Groveland GO, AMBAC-Insured, 6.850% due 6/15/06                262,500
  470,000   AAA     Haverhill Revenue Bonds, Series A, AMBAC-Insured,
                      6.700% due 9/1/10                                            494,087
2,325,000   Aaa     Ipswich GO, FGIC-Insured, 5.250% due 11/15/17                2,202,937
  500,000   AAA     Lowell GO, AMBAC-Insured, 6.000% due 8/1/14                    523,750
1,000,000   Aaa*    Lynn GO, MBIA-Insured, 5.000% due 2/15/17                      911,250
5,000,000   AA-     Massachusetts State GO, Series C, zero
                      coupon due 8/1/18                                          1,643,750
  250,000   AAA     North Reading GO, MBIA-Insured, 6.875%
                      due 6/15/07                                                  262,187
  795,000   NR      Plymouth County GO, COP, Series A, 6.750%
                      due 10/1/04                                                  856,613
  500,000   AAA     Revere Municipal Purpose Loan, Bank Qualified,
                      FSA-Insured, 6.125% due 6/15/13                              528,750
  500,000   AAA     Salem GO, AMBAC-Insured, 6.800% due 8/15/10                    526,250
1,000,000   AAA     Springfield Municipal Purpose Loan, FSA-Insured,
                      5.000% due 11/15/18                                          903,750
------------------------------------------------------------------------------------------
                                                                                10,196,137
------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                     9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING(a)                 SECURITY                            VALUE
--------------------------------------------------------------------------------
Hospitals -- 22.2%
                    Massachusetts State Health & Educational Facilities
                      Authority Revenue:
$ 750,000   A3*         Addison Gilbert Hospital, Series C,
                          5.750% due 7/1/23                          $   703,125
  250,000   BBB+        Beth Israel Hospital, Series E,
                          7.000% due 7/1/14                              255,595
1,000,000   A           Brockton Hospital, Series B,
                          8.100% due 7/1/13                            1,003,550
1,250,000   BBB+        Cape Cod Healthcare, Series B,
                          5.450% due 11/15/23                          1,078,125
1,000,000   BBB         Caritas Christ, 5.625% due 7/1/20                861,250
  750,000   Baa3*       Central New England Health Systems, Series A,
                          6.300% due 8/1/18                              716,250
  895,000   NR          Christopher House Inc., Series A,
                          6.875% due 1/1/29                              832,350
1,500,000   BBB+        Jordan Hospital, Series D, 5.375% due 10/1/28  1,256,250
1,000,000   BB          Learning Center for Deaf Children, Series C,
                          6.100% due 7/1/19                              950,000
1,000,000   AAA         Massachusetts General Hospital, Series F,
                          AMBAC-Insured, 6.250% due 7/1/20             1,075,000
  500,000   AAA         Medical Center of Central Massachusetts,
                          Series B, 9.570% due 6/23/22(d)                543,750
1,750,000   Ba2*        Saint Memorial Medical Center, Series A,
                          6.000% due 10/1/23                           1,531,250
2,015,000   A           South Shore Hospital, Series F,
                          5.625% due 7/1/19                            1,881,506
  700,000   AAA         Valley Regional Health System, Series C,
                          CONNIE LEE-Insured, 7.000% due 7/1/06          779,625
  750,000   Aa2*        Youville House, FHA-Insured, Project A,
                               6.050% due 2/15/29                        736,875
--------------------------------------------------------------------------------
                                                                      14,204,501
--------------------------------------------------------------------------------
Housing: Multi-Family -- 3.4%
1,000,000   AAA     Framingham Housing Authority Mortgage Revenue,
                      Beaver Terrace Apartments, Series A,
                      GNMA-Collateralized, 6.650% due 2/20/32          1,041,250
1,120,000   A+      Massachusetts State HFA, Housing Project, Series A,
                      6.375% due 4/1/20                                1,162,000
--------------------------------------------------------------------------------
                                                                       2,203,250
--------------------------------------------------------------------------------
Housing: Single-Family -- 5.8%
                    Massachusetts State HFA, Housing Revenue,
                      Single-Family Housing:
  355,000   Aa3*        Series 18, 7.350% due 12/1/16                    369,644
  960,000   A+          Series 31, 6.450% due 12/1/16                    984,000
2,325,000   A+          Series 38, 7.200% due 12/1/26(b)               2,374,406
--------------------------------------------------------------------------------
                                                                       3,728,050
--------------------------------------------------------------------------------
Industrial Development -- 12.9%
1,000,000   NR      Boston Industrial Development Financing Authority Revenue,
                      First Mortgage, Springhouse Inc.,
                      5.875% due 7/1/18                                  880,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING(a)                 SECURITY                            VALUE
--------------------------------------------------------------------------------
Industrial Development -- 12.9% (continued)
                    Massachusetts State Development Financing Agency Revenue:
$1,000,000  AA        Applewild School Issue, Asset-Guaranteed,
                        5.750% due 8/1/29                            $   942,500
1,000,000   BBB       Berkshire Retirement Community Inc.,
                        5.600% due 7/1/19                                891,250
1,000,000   Aaa*      Brooks School Issue B, MBIA-Insured,
                        5.000% due 7/1/24                                871,250
1,000,000   A         Curry College, Series A, 5.375% due 3/1/19         918,750
1,000,000   NR        Health Care Facility Alliance, Series A,
                        7.100% due 7/1/32                                956,250
1,000,000   AA        Worcester Redevelopment Authority Issue,
                        Asset-Guaranteed, 5.250% due 6/1/19              907,500
                    Massachusetts State Industrial Finance Agency,
                      Resource Recovery Revenue, Series A:
  250,000   Baa1*       Refusetech Inc. Project, 6.300% due 7/1/05       259,062
  500,000   NR          S.E. Massachusetts Project, 9.000% due 7/1/15    539,375
1,250,000   NR      Massachusetts State Industrial Finance Agency Revenue,
                      (Chestnut Knoll Project A), 5.625% due 2/15/25   1,057,813
--------------------------------------------------------------------------------
                                                                       8,223,750
--------------------------------------------------------------------------------
Life Care Systems -- 7.2%
                    Massachusetts Industrial Finance Agency
                      Health Care Facilities:
1,430,000   AAA         Arbors at Amherst Project, Assisted Living Facilities
                          Revenue, GNMA-Collateralized,
                            5.750% due 6/20/17(b)                      1,428,213
1,500,000   AAA         Arbors at Taunton Project, Assisted Living Facilities
                          Revenue, GNMA-Collateralized,
                            5.500% due 6/20/40(b)                      1,338,750
2,000,000   A+          Jewish Geriatric Services, Series B,
                          5.500% due 5/15/27                           1,815,000
--------------------------------------------------------------------------------
                                                                       4,581,963
--------------------------------------------------------------------------------
Miscellaneous -- 5.7%
1,000,000   AAA     Nantucket Island Loaned Bank, Series E, MBIA-Insured,
                      5.000% due 7/1/19                                  892,500
2,000,000   AAA     Plymouth County COP, Correctional Facility Project,
                      AMBAC-Insured, 5.000% due 4/1/22                 1,757,500
1,000,000   NR      Virgin Islands Public Finance Authority Revenue,
                      Series E, 5.750% due 10/1/13                       972,500
--------------------------------------------------------------------------------
                                                                       3,622,500
--------------------------------------------------------------------------------
Pollution Control -- 3.9%
1,500,000   AA+     Massachusetts State Water Pollution, Series A,
                      6.375% due 2/1/15                                1,578,750
1,000,000   AAA     Massachusetts State Water Pollution Abatement Trust,
                      Pool Program, Series 5, 5.375% due 8/1/27          927,500
--------------------------------------------------------------------------------
                                                                       2,506,250
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            November 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING(a)                 SECURITY                            VALUE
--------------------------------------------------------------------------------
Transportation -- 6.8%
$  750,000  BBB     Guam Airport Authority Revenue, Series A,
                      6.500% due 10/1/23                             $   783,750
 3,750,000  Aa3*    Massachusetts State Capital Appreciation, Federal
                      Highway, zero coupon due 6/15/15                 1,514,063
 1,000,000  AA-     Massachusetts State Port Authority Revenue,
                      Series B, 5.000% due 7/1/18(b)                     886,250
 3,000,000  Aaa*    Massachusetts State Turnpike Authority, Metropolitan
                      Highway System Revenue, Capital Appreciation,
                      Series C, MBIA-Insured, zero coupon due 1/1/16   1,177,500
--------------------------------------------------------------------------------
                                                                       4,361,563
--------------------------------------------------------------------------------
Water & Sewer -- 3.4%
 2,750,000  AAA     Massachusetts State Water Resource Authority,
                      Series A, FSA-Insured, 4.750% due 8/1/37         2,196,562
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $67,122,722**)                          $64,023,168
================================================================================
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bond is escrowed to maturity by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied new ratings.
(d) Inverse floating rate security coupon varies inversely with level of short-term tax-exempt interest rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.


     See pages 13 and 14 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB and B -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                   13

--------------------------------------------------------------------------------
Short-Term Security Ratings (audited)
--------------------------------------------------------------------------------
SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area               HDC      -- Housing Development Corporation
            Governments                           HFA      -- Housing Finance Authority
AIG      -- American International Guaranty       IDA      -- Industrial Development Authority
AMBAC    -- AMBAC Indemnity Corporation           IDB      -- Industrial Development Board
BAN      -- Bond Anticipation Notes               IDR      -- Industrial Development Revenue
BIG      -- Bond Investors Guaranty               INFLOS   -- Inverse Floaters Company
CGIC     -- Capital Guaranty Insurance            ISD      -- Independent School District
CONNIE   -- College Construction Loan             LOC      -- Letter of Credit
   LEE      Insurance Association                 MBIA     -- Municipal Bond Investors Assurance
COP      -- Certificate of Participation                      Corporation
EDA      -- Economic Development Authority        MVRICS   -- Municipal Variable Rate lnverse
FGIC     -- Financial Guaranty Insurance                      Coupon Security
            Company                               PCR      -- Pollution Control Revenue
FHA      -- Federal Housing Administration        PSF      -- Permanent School Fund
FHLMC    -- Federal Home Loan Mortgage            RAN      -- Revenue Anticipation Notes
            Corporation                           RIBS     -- Residual Interest Bonds
FLAIRS   -- Floating Adjustable Interest Rate     RITES    -- Residual Interest Tax-Exempt
            Securities                                        Securities
FNMA     -- Federal National Mortgage             SYCC     -- Structured Yield Curve Certificate
            Association                           TAN      -- Tax Anticipation Notes
FRTC     -- Floating Rate Trust Certificates      TECP     -- Tax-Exempt Commercial Paper
FSA      -- Federal Security Assurance            TOB      -- Tender Option Bonds
GIC      -- Guaranteed Investment Contract        TRAN     -- Tax and Revenue Anticipation Notes
GNMA     -- Government National                   VA       -- Veterans Administration
            Mortgage Association                  VRDD     -- Variable Rate Daily Demand
GO       -- General Obligation                    VRWD     -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
14                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            November 30, 1999
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $67,122,722)                       $64,023,168
  Interest receivable                                                 1,188,235
  Receivable for securities sold                                      1,093,023
  Receivable for Fund shares sold                                       114,161
--------------------------------------------------------------------------------
  Total Assets                                                       66,418,587
--------------------------------------------------------------------------------
LIABILITIES:
  Payable to bank                                                       632,041
  Administration fees payable                                            96,205
  Investment advisory fees payable                                       56,735
  Distribution fees payable                                               5,419
  Accrued expenses                                                       43,072
--------------------------------------------------------------------------------
  Total Liabilities                                                     833,472
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,585,115
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     5,427
  Capital paid in excess of par value                                69,053,196
  Undistributed net investment income                                    11,452
  Accumulated net realized loss from security transactions             (385,406)
  Net unrealized depreciation of investments                         (3,099,554)
--------------------------------------------------------------------------------
Total Net Assets                                                    $65,585,115
================================================================================
Shares Outstanding:
  Class A                                                             2,927,071
  ------------------------------------------------------------------------------
  Class B                                                             2,262,503
  ------------------------------------------------------------------------------
  Class L                                                               237,499
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $12.09
  ------------------------------------------------------------------------------
  Class B *                                                              $12.08
  ------------------------------------------------------------------------------
  Class L **                                                             $12.07
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)      $12.59
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $12.19
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed less than one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    15

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended November 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                          $ 4,022,833
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                            268,708
  Investment advisory fees (Note 4)                                     212,123
  Administration fees (Note 4)                                          141,415
  Audit and legal                                                        43,223
  Shareholder and system servicing fees                                  34,785
  Shareholder communications                                             28,502
  Trustees' fees                                                         12,801
  Pricing service fees                                                    9,001
  Registration fees                                                       7,001
  Custody                                                                 3,603
  Other                                                                   7,012
--------------------------------------------------------------------------------
  Total Expenses                                                        768,174
--------------------------------------------------------------------------------
Net Investment Income                                                 3,254,659
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
     Proceeds from sales                                             46,663,186
     Cost of securities sold                                         47,048,592
--------------------------------------------------------------------------------
  Net Realized Loss                                                    (385,406)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
     Beginning of year                                                3,330,907
     End of year                                                     (3,099,554)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (6,430,461)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (6,815,867)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $(3,561,208)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                 For the Years Ended   November 30,
                                                         1999             1998
===================================================================================

OPERATIONS:
  Net investment income                                  $ 3,254,659   $ 2,907,244
  Net realized gain (loss)                                  (385,406)      916,626
  Increase in net unrealized appreciation (depreciation)  (6,430,461)      669,959
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations       (3,561,208)    4,493,829
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                   (3,239,909)   (2,875,741)
  In excess of net investment income                              --       (62,219)
  Net realized gains                                              --      (969,819)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                         (3,239,909)   (3,907,779)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                        14,076,211    15,295,105
  Net asset value of shares issued
    for reinvestment of dividends                          1,905,375     2,377,234
  Cost of shares reacquired                              (13,226,449)   (9,379,926)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                2,755,137     8,292,413
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                         (4,045,980)    8,878,463

NET ASSETS:
  Beginning of year                                       69,631,095    60,752,632
-----------------------------------------------------------------------------------
  End of year*                                          $ 65,585,115   $69,631,095
===================================================================================
* Includes undistributed (overdistributed) net
  investment income of:                                 $     11,452   $    (3,298)
===================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    17

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Smith Barney Massachusetts Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within the Commonwealth of Massachusetts, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Massachusetts.

--------------------------------------------------------------------------------
18                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup") acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.30% of its average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company, another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services became the Fund's sub-transfer agent. During the period October 1, 1999 through November 30, 1999, the Fund paid transfer agent fees of $3,057 to Smith Barney Private Trust Company.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                   19

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
1.00% CDSC, which applies if redemption occurs within the first year of purchase. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 1999, CFBDS received sales charges of $70,000 and $14,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSC's paid to CFBDS were approximately:

                                               Class A   Class B
----------------------------------------------------------------
CDSCs                                           $5,000   $30,000
----------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.50% and 0.55%, respectively, of the average daily net assets of each class. For the year ended November 30, 1999, total Distribution Plan fees incurred were:

                                     Class A    Class B     Class L
--------------------------------------------------------------------
Distribution Plan Fees               $57,668    $192,362    $18,678
--------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

For the year ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------
Purchases                                                $46,208,495
--------------------------------------------------------------------
Sales                                                     46,663,186
--------------------------------------------------------------------

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------
Gross unrealized appreciation                            $   788,644
Gross unrealized depreciation                             (3,888,198)
--------------------------------------------------------------------
Net unrealized depreciation                              $(3,099,554)
--------------------------------------------------------------------

--------------------------------------------------------------------------------
20                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
6. Capital Loss Carryforward

At November 30, 1999, the Fund had, for Federal income tax purposes, approximately $382,000 of unused capital loss carryforwards available to offset future capital gains expiring in 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

7. Shares of Beneficial Interest

At November 30, 1999, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At November 30, 1999, total paid-in capital amounted to the following for each class:

                                              Class A      Class B     Class L
--------------------------------------------------------------------------------
Total Paid-in Capital                       $36,516,592  $29,416,560  $3,125,471
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:


                                    Year Ended               Year Ended
                                 November 30, 1999        November 30, 1998
                               --------------------      --------------------
                               Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------
Class A
Shares sold                    540,749    $ 7,037,788    526,237    $ 7,028,660
Shares issued on reinvestment   88,483      1,130,831     97,541      1,300,205
Shares reacquired             (514,447)    (6,518,659)  (295,379)    (3,944,654)
--------------------------------------------------------------------------------
Net Increase                   114,785    $ 1,649,960    328,399    $ 4,384,211
--------------------------------------------------------------------------------
Class B
Shares sold                    440,199    $ 5,647,344    498,735    $ 6,683,489
Shares issued on reinvestment   54,336        694,458     75,997      1,011,915
Shares reacquired             (508,468)    (6,480,146)  (393,228)    (5,258,008)
--------------------------------------------------------------------------------
Net Increase (Decrease)        (13,933)   $  (138,344)   181,504    $ 2,437,396
--------------------------------------------------------------------------------
Class L*
Shares sold                    106,235    $ 1,391,079    118,353    $ 1,582,956
Shares issued on reinvestment    6,290         80,086      4,895         65,114
Shares reacquired              (17,506)      (227,644)   (13,273)      (177,264)
--------------------------------------------------------------------------------
Net Increase                    95,019    $ 1,243,521    109,975    $ 1,470,806
--------------------------------------------------------------------------------
* On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class A Shares                                    1999(1)     1998      1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 13.32   $ 13.18   $ 12.99   $ 12.96   $ 11.35
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.62      0.65      0.66      0.68      0.69
  Net realized and unrealized gain (loss)           (1.23)     0.34      0.32      0.02      1.61
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.61)     0.99      0.98      0.70      2.30
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.62)    (0.64)    (0.67)    (0.67)    (0.69)
  In excess of net investment income                   --     (0.01)       --        --        --
  Net realized gains                                   --     (0.20)    (0.12)       --        --
--------------------------------------------------------------------------------------------------
Total Distributions                                 (0.62)    (0.85)    (0.79)    (0.67)    (0.69)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 12.09   $ 13.32   $ 13.18   $ 12.99   $ 12.96
--------------------------------------------------------------------------------------------------
Total Return                                        (4.73)%    7.66%     7.85%     5.65%    20.73%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $35,386   $37,451   $32,736   $30,109   $29,159
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        0.85%     0.76%     0.80%     0.80%     0.83%
  Net investment income                              4.84      4.84      5.07      5.32      5.42
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                66%       51%       58%       23%       10%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser waived all or part of its fees for the three years ended November 30, 1997.
     If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                Expense Ratios
                    to Net Investment Income           Without Fee Waivers
                   --------------------------      --------------------------
                    1997      1996      1995        1997      1996      1995
                    ----      ----      ----        ----      ----      ----
     Class A        $0.01     $0.01     $0.03       0.88%     0.91%     1.07%

--------------------------------------------------------------------------------
22                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class B Shares                                    1999(1)     1998      1997      1996      1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $ 13.30   $ 13.17   $ 12.99   $ 12.96   $ 11.35
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                           0.56      0.58      0.60      0.61      0.63
  Net realized and unrealized gain (loss)           (1.23)     0.33      0.31      0.03      1.61
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.67)     0.91      0.91      0.64      2.24
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.55)    (0.57)    (0.61)    (0.61)    (0.63)
  In excess of net investment income                   --     (0.01)       --        --        --
  Net realized gains                                   --     (0.20)    (0.12)       --        --
--------------------------------------------------------------------------------------------------
Total Distributions                                 (0.55)    (0.78)    (0.73)    (0.61)    (0.63)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $ 12.08   $ 13.30   $ 13.17   $ 12.99   $ 12.96
--------------------------------------------------------------------------------------------------
Total Return                                        (5.18)%    7.05%     7.25%     5.14%    20.15%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $27,332   $30,285   $27,589   $28,874   $28,726
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                        1.36%     1.28%     1.31%     1.31%     1.35%
  Net investment income                              4.33      4.32      4.57      4.81      4.94
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                66%       51%       58%       23%       10%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The investment adviser has waived all or part of its fees for the three years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                Expense Ratios
                    to Net Investment Income           Without Fee Waivers
                   --------------------------      --------------------------
                    1997      1996      1995        1997      1996      1995
                    ----      ----      ----        ----      ----      ----
     Class B        $0.01     $0.01     $0.04       1.39%     1.42%     1.59%

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended November 30:

Class L Shares                                     1999(1)   1998(2)    1997     1996     1995
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $13.30    $13.16   $12.98   $12.95   $11.35
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                           0.56      0.58     0.59     0.60     0.63
  Net realized and unrealized gain (loss)           (1.24)     0.34     0.31     0.03     1.60
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.68)     0.92     0.90     0.63     2.23
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                             (0.55)    (0.57)   (0.60)   (0.60)   (0.63)
  In excess of net investment income                   --     (0.01)      --       --       --
  Net realized gains                                   --     (0.20)   (0.12)      --       --
--------------------------------------------------------------------------------------------------
Total Distributions                                 (0.55)    (0.78)   (0.72)   (0.60)   (0.63)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $12.07    $13.30   $13.16   $12.98   $12.95
--------------------------------------------------------------------------------------------------
Total Return                                        (5.28)%    7.11%    7.21%    5.09%   20.04%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $2,867    $1,895   $  428   $  179   $  146
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                        1.39%     1.31%    1.34%    1.34%    1.35%
  Net investment income                              4.32      4.25     4.51     4.77     4.65
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                66%       51%      58%      23%      10%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3) The investment adviser has waived all or part of its fees for the three years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases                Expense Ratios
                    to Net Investment Income           Without Fee Waivers
                   --------------------------      --------------------------
                    1997      1996      1995        1997      1996      1995
                    ----      ----      ----        ----      ----      ----
Class L             $0.01     $0.01     $0.04       1.42%     1.44%     1.58%


--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Fund hereby designates for the fiscal year ended November 30, 1999:

     . 100% of the dividends paid by the fund from net investment income as tax exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
24                                           1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditor's Report
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees of Smith Barney Massachusetts Municipals
Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Massachusetts Municipals Fund as of November 30, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Massachusetts Municipals Fund as of November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                   KPMG LLP

New York, New York
January 14, 2000

--------------------------------------------------------------------------------
Smith Barney Massachusetts Municipals Fund                                    25

                                                  [LOGO OF SALOMON SMITH BARNEY]

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013

Sub-Transfer Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of the shareholders of the Smith Barney Massachusetts Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney
Massachusetts
Municipals Fund
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com/mutualfunds


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